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                                                                 Exhibit 10.7(c)





                              CALIBER SYSTEM, INC.

                     ADMINISTRATIVE DOCUMENT FOR EXCESS PLAN

                           AND 401(a)(17) BENEFIT PLAN


                (Amended and Restated Effective January 2, 1996)



















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                CALIBER SYSTEM, INC. ADMINISTRATIVE DOCUMENT FOR
                     EXCESS PLAN AND 401(a)(17) BENEFIT PLAN
                (Amended and Restated Effective January 2, 1996)


                                TABLE OF CONTENTS
                                -----------------

                                                           Page
                                                           ----

ARTICLE I         DISCRETIONARY POWERS                        1

ARTICLE II        DEFINITIONS                                 2

      2.1  Generally......................................... 2
      2.2  Accrued Benefit....................................2
      2.3  Board..............................................2
      2.4  Controlled Group or Controlled
                    Group Members.............................3
      2.5  Committee..........................................3
      2.6  Effective Date.....................................3
      2.7  Employers..........................................3
      2.8  Excess Plan........................................3
      2.9  Excess Retirement Benefit..........................3
      2.10 401(a)(17) Benefit.................................3
      2.11 401(a)(17) Benefit Plan............................4
      2.12 Participant........................................4
      2.13 Pension Plan.......................................4
      2.14 Plans..............................................4
      2.15 Terminated Participant.............................4

ARTICLE III       ADMINISTRATION OF THE PLANS                 4

      3.1  Authority and Responsibility.......................4
      3.2  Reliance on Tables, Etc............................5
      3.3  Indemnification....................................6
      3.4  Expenses...........................................6
      3.5  Limitation of Actions..............................6

ARTICLE IV        CLAIMS RESPONSIBILITY AND PROCEDURES
                           UNDER THE PLANS                    6

      4.1  Committee - Organization...........................6
      4.2  Administration of Claims...........................7
      4.3  Claims Procedure...................................7
      4.4  Review Procedure.................................. 8

ARTICLE V                  AMENDMENT AND TERMINATION          9

      5.1  Amendment......................................... 9
      5.2  Termination...................................... 10
      5.3  Procedure for Amendment or Termination........... 10
      5.4  Withdrawal by Participating Employers............ 11






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                                                                               2


                                                                Page
                                                                ----

ARTICLE VI        INALIENABILITY                                  11

ARTICLE VII       MISCELLANEOUS                                   12

      7.1  Correction of Errors.................................. 12
      7.2  Interpretation........................................ 13
      7.3  Integration........................................... 13
      7.4  No Fiduciary Relationship Created..................... 13
      7.5  No Guarantee of Employment............................ 13
      7.6  Severability.......................................... 14
      7.7  Adoption by Other Employers........................... 14





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                              CALIBER SYSTEM, INC.

                     ADMINISTRATIVE DOCUMENT FOR EXCESS PLAN
                           AND 401(a)(17) BENEFIT PLAN
                           ---------------------------

           Caliber System, Inc. (the "Company"), the successor to Roadway Services, Inc., hereby amends and restates, to reflect the change of the Company's name, the Caliber System, Inc. Administrative Document (the "Administrative Document") to provide for the administration of the Caliber System, Inc. Excess Plan and the Caliber System, Inc. 401(a)(17) Benefit Plan. The Plans provide to certain of the employees of the Company and of certain other Employers benefits they would not otherwise receive under the terms of certain defined benefit pension plans of the Controlled Group (as identified in the Excess Plan and the 401(a)(17) Benefit Plan). The 401(a)(17) Benefit Plan and the Excess Plan provide participants with benefits equal to the difference between the benefit amounts calculated under the Pension Plans without regard to the limits imposed by Sections 401(a)(17) and 415 of the Code, respectively, and the actual benefit amounts that the Code permits to be paid under the Pension Plans. This Administrative Document is a part of each of the Excess Plan and the 401(a)(17) Benefit Plan.

                                    ARTICLE I

                              DISCRETIONARY POWERS
                              --------------------
            All discretionary powers granted hereunder and under the Plans shall be exercised in a uniform nondiscriminatory manner.



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                                                                               2


                                   ARTICLE II

                                   DEFINITIONS
                                   -----------
           2.1.  Generally
                 ---------
           Unless the context or intent of the Plans (including this Administrative Document) requires otherwise, the singular includes the plural, the plural includes the singular, and the masculine gender includes the feminine.
           The following words and phrases shall have the same meanings as specified in the applicable Pension Plan, as it may be amended from time to time, unless the context clearly requires otherwise:
                  "Code"
                  "Employee"

           For purposes of the Plans (including this Administrative Document), the following words and phrases shall have the meanings hereinafter indicated unless either the context clearly requires otherwise or a Plan provides differently with respect to its own provisions:

           2.2. Accrued Benefit
                ---------------
           "Accrued Benefit" shall have the meanings specified in Section 1.3 of the Excess Plan and Section 1.3 of the 401(a)(17) Benefit Plan, as applicable.

           2.3.  Board
                 -----
           "Board" means the board of directors of the Company, or as appropriate in the context of a provision of either of the Plans (including this Administrative Document), such other body as designated by the Board.



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                                                                               3



           2.4.  Controlled Group or Controlled Group Members
                 --------------------------------------------
           "Controlled Group" or "Controlled Group Members" means the Company and any and all other corporations, trades and/or businesses the employees of which, together with the employees of the Company, are required by any of the subsections of Section 414 of the Code to be treated as though they were employed by a single employer.

           2.5.  Committee
                 ---------
           "Committee" means the committee appointed by the Company in accordance with Article IV.

           2.6.  Effective Date
                 --------------
           "Effective Date" means January 2, 1996.

           2.7.  Employers
                 ---------
           "Employers" means the Company and any other Controlled Group Member that adopts or has adopted one or more of the Plans (including this Administrative Document) in accordance with Section 7.7.

           2.8.  Excess Plan
                 -----------
           "Excess Plan" means the Caliber System, Inc. Excess Plan, of which this Administrative Document is a part.

           2.9. Excess Retirement Benefit
                -------------------------
           "Excess Retirement Benefit" shall have the meaning specified in
Section 1.5 of the Excess Plan.

           2.10. 401(a)(17) Benefit
                 ------------------
           "401(a)(17) Benefit" shall have the meaning specified in Section 1.5 of the 401(a)(17) Benefit Plan.



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                                                                               4
           2.11. 401(a)(17) Benefit Plan
                 -----------------------
           "401(a)(17) Benefit Plan" means the Caliber System, Inc.
401(a)(17) Benefit Plan, of which this Administrative Document is a part.
           2.12. Participant
                 -----------
           "Participant" means an Employee who is participating in one or both of the Plans and whose participation therein has not been terminated.

           2.13. Pension Plan
                 ------------
           "Pension Plan" means, with respect to any Participant, the defined benefit pension plan(s) specified in a Plan in which he participates.

           2.14. Plans
                 -----
           "Plan" or "Plans" means either or both of the 401(a)(17) Benefit Plan and the Excess Plan, as the context requires.

           2.15. Terminated Participant
                 ----------------------
           "Terminated Participant" shall have the meaning described in
Article VI.

                                   ARTICLE III

                           ADMINISTRATION OF THE PLANS
                           ---------------------------
           3.1.  Authority and Responsibility
                 ----------------------------
           To the extent not otherwise provided in Article IV or the Plans, the administration of the Plans shall be under the supervision of the Company. Except as provided in Article IV, the Company shall have the sole and absolute authority and responsibility for construing and interpreting the provisions of the Plans unless otherwise specifically provided in a Plan and subject to any applicable requirements of law.




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                                                                               5


           For this purpose, except as provided in Article IV or a Plan, the Company's powers will include, but will not be limited to, the following authority in addition to any and all other powers provided in a Plan:

           (a) To establish such rules and regulations, if any, as the Company deems necessary or proper for the efficient administration of a Plan and for the payment of benefits under a Plan.
           (b) To interpret a Plan, decide all questions concerning the eligibility of persons to participate in a Plan, and construe any ambiguous provision of a Plan, correct any defect, supply any omission, or reconcile any inconsistency, in such manner and to such extent as the Company in its discretion may determine; and any such action of the Company will be binding and conclusive upon all Participants and Spouses.
           (c) To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plans, including, without limitation, employees of an Employer.
           (d) To allocate and delegate its responsibilities under the Plans and to designate committees, entities or persons, including, without limitation, a third party administrator, to carry out any of its responsibilities under a Plan. Any such allocation, delegation or designation will be in writing, will be reviewed periodically by the Company, and will be terminable upon such notice as the Company in its discretion deems reasonable and proper under the circumstances.

           3.2.  Reliance on Tables, Etc.
                 -----------------------
           In administering a Plan, the Company may, in its discretion, adopt such actuarial tables, factors and valuation methods as it




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                                                                               6



deems necessary and may rely conclusively on all tables, valuations, certificates, opinions and reports that are furnished by accountants, counsel or other experts employed or engaged by the Company. In addition, the Company may rely upon information furnished to it by any other Employer.

           3.3.  Indemnification
                 ---------------
           The Company shall indemnify and defend to the fullest extent permitted by law any individual acting on behalf of the Company pursuant to this Article against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims, in each case approved by the Company) occasioned by any act or omission to act in connection with a Plan, if such act or omission is in good faith.

           3.4.  Expenses
                 --------
           The Company shall pay all expenses of administering the Plans, including, without limitation, the expenses of the Committee properly incurred in the performance of its duties under the Plans.

           3.5.  Limitation of Actions
                 ---------------------
           No individual acting on behalf of the Company pursuant to this Article shall have any right to vote upon or decide any matters relating solely to his own rights under a Plan.

                                   ARTICLE IV

              CLAIMS RESPONSIBILITY AND PROCEDURES UNDER THE PLANS
              ----------------------------------------------------
           4.1.  Committee - Organization
                 ------------------------
           The Company shall appoint a Committee to perform the duties set forth in this Article. The Committee shall consist of two (2) or more individuals who have accepted appointment thereto. The members of the Committee shall serve at the discretion of the




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                                                                               7


Company and may resign by delivering a written resignation to the Company. Vacancies in the Committee arising for any reason shall be filled by the Company, provided that any vacancy unfilled for thirty (30) days may be filled by a majority vote of the remaining members of the Committee. The members of the Committee shall serve without compensation.

           4.2.  Administration of Claims
                 ------------------------
           Notwithstanding the provisions of Article III, the resolution of claims (including reviews of claim determinations) under the Plans shall be the sole responsibility of the Committee and shall be resolved in accordance with the procedures set forth in this Article. With respect to the claims and review procedures provided in this Article, the Committee is hereby delegated the same authority and responsibility given to the Company pursuant to Section 3.1. In addition, in determining claims under the Plans, the Committee shall be entitled to rely on documents furnished to them to the same extent given to the Company in Section 3.2, and shall be indemnified for actions taken in performing the review procedures to the same extent individuals are indemnified in Section 3.3; and the individual members of the Committee shall be limited in their actions when deciding their rights under the Plans to the same extent individuals are limited under Section 3.5.

           4.3.  Claims Procedure
                 ----------------
           (a) Any Participant or Beneficiary who believes that he is entitled to receive a benefit under a Plan may file a written claim with the Committee (or its delegate) on appropriate forms furnished by the Committee (or its delegate) stating those benefits to which the Participant or Spouse believes he is entitled.



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                                                                               8


           (b) Within ninety (90) days after such claim was filed (plus an additional period of ninety (90) days if required for processing, provided that notice of the extension of time is given to the claimant within the first 90-day period), the Committee (or its delegate) shall furnish or cause to be furnished to the claimant either an approval or a detailed written denial of his claim. If a claim is denied, such written denial shall be written in a manner calculated to be understood by the claimant and will contain:

           (1)    The specific reason(s) for the denial of the claim;
           (2) Specific reference to the provisions of the Plan on which the denial of the claim is based;
           (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
           (4)    An explanation of the review procedure specified in
                  Section 4.4.

           (c) If a claimant does not receive any such notice of denial within such 90-day or 180-day period, as the case may be, after the date of filing the claim, the claim shall be deemed to have been denied in full.

           4.4.  Review Procedure
                 ----------------
           (a) Within sixty (60) days of the denial, either in whole or in part, the claimant (or his duly authorized representative) may appeal such denial by filing a written request to review his claim with the Committee on appropriate forms furnished by the Committee. If such an appeal is so filed within such 60-day period, the



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                                                                               9


Committee will conduct a full and fair review of such claim and will mail or deliver to the claimant a written decision of the matter based on the facts and the pertinent provisions of the Plan within sixty (60) days after the receipt of the request for review (unless special circumstances require an additional sixty
(60) days, in which case written notice of such extension will be given to the claimant prior to the commencement of such extension). Such decision will be written in a manner calculated to be understood by the claimant, will state the specific reason(s) for the decision and the specific provisions of the Plan on which the decision was based and will, to the extent permitted by law, be final and binding on all interested persons. During such review the claimant (or his authorized agent) will be given the opportunity to review the Plan under which he is claiming benefits and any other documents pertinent thereto and to submit issues and comments in writing.

           (b) If a decision on the review is not furnished within such 60-day or 120-day period, as the case may be, the claim shall be deemed to have been denied on review.


                                    ARTICLE V

                            AMENDMENT AND TERMINATION
                            -------------------------
           5.1  Amendment
                ---------
           Except as limited herein, the Board has reserved, and does hereby reserve, the right to amend any or all of the provisions of either or both of the Plans (including this Administrative Document) at any time, either prospectively or retroactively, without the consent of any other Employer or of any Participant,




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                                                                              10


Spouse or other person. Notwithstanding the foregoing, amendments to a Pension Plan that affect the benefits provided under the Plans will automatically amend either or both of the Plans (including this Administrative Document), to the extent applicable.

           5.2  Termination
                -----------
           The Board has reserved, and does hereby reserve, the right to terminate either or both of the Plans (including this Administrative Document) at any time without the consent of any other Employer or of any Participant, Spouse or other person.

           5.3.  Procedure for Amendment or Termination
                 --------------------------------------
           (a) Any such amendment or termination shall be expressed in an instrument executed in the name of the Company by any two officers thereof upon the order of its Board and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution. Written notice of any amendment shall be given to the Participants as soon as practicable after its execution. In the event of termination of either Plan, each Participant's Accrued Benefit in such terminated Plan as of the date of the termination shall be 100% vested as of the date of termination.

           (b) Notwithstanding the foregoing provisions, no amendment or termination of either or both of the Plans shall, without written consent of the Participant (or, if the Participant has died, the Spouse), adversely affect the vested rights of any Participant (or, if the Participant has died, the Spouse) then eligible for a vested benefit under either or both of the Plans, nor shall any amendment increase the obligations under the Plans (including this Administrative Document), without its consent, of any corporation or other business organization that is or at any time has been an Employer under the Plans (including this Administrative Document).

           5.4.  Withdrawal by Participating Employers
                 -------------------------------------
           Any Employer (other than the Company) that adopts either or both of the Plans may elect to withdraw separately from either or both of the Plans, and such withdrawal shall constitute a termination of either or both of the Plans, as the case may be, as to the withdrawing Employer; provided, however, that such terminating Employer shall continue to be an Employer for the purposes of the Plans (including this Administrative Document) as to Participants or Spouses to whom such Employer owes obligations under the Plans (including this Administrative Document). Such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer on authority of its board of directors and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.

                                   ARTICLE VI

                                 INALIENABILITY
                                 --------------
           No right or interest of any Participant or Spouse under the Plans shall, without the written consent of the Company, be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of such Participant or Spouse. If the Participant or Spouse shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his benefits hereunder or any part thereof, or if by reason of his bankruptcy or




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                                                                              12


other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him, then the Company, in its discretion, may terminate his interest in any such benefit to the extent the Company considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a "termination declaration" with the Company and making reasonable efforts to deliver a copy to the Participant or Spouse (the "Terminated Participant") whose interest is adversely affected.

           As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Company and, in the Company's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his spouse, his children or any other person or persons in fact dependent upon him in such a manner as the Company shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him and not paid to others in accordance with the preceding sentence shall be paid to the Terminated Participant's surviving spouse or, if none, to the Terminated Participant's then living descendants, including adopted children, PER STIRPES.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

           7.1.  Correction of Errors
                 --------------------
           Any mistake in any direction, certificate, notice or other document furnished or issued by an Employer or the Company in connection herewith may be corrected when the mistake becomes known, and an Employer or the Company may direct any adjustment or action that it deems practicable under the circumstances to remedy the mistake.

           7.2.  Interpretation
                 --------------
           (a) The Plans (including this Administrative Document) shall be construed and enforced according to the laws of the State of Ohio, and all provisions hereof shall be administered according to those laws, except to the extent pre-empted by applicable federal law.
           (b) Paragraph headings have been inserted in the Plans (including this Administrative Document) for purposes of convenience only and shall not be used as an aid to interpretation.

           7.3.  Integration
                 -----------
           The Plans (including this Administrative Document) constitute the entire agreement of the parties, and no change, amendment or modification hereof shall be valid and binding unless made in writing in accordance with the provisions hereinabove set forth.

           7.4.  No Fiduciary Relationship Created
                 ---------------------------------
           Nothing in the Plans (including this Administrative Document) shall constitute the creation of a trust or other fiduciary relationship between an Employer and any Participant, Spouse or other person.

           7.5.  No Guarantee of Employment
                 --------------------------
           Nothing contained in the Plans (including this Administrative Document) shall be construed as guaranteeing future employment to Participants. A Participant continues to be an employee of the Company, an Employer or a Controlled Group Member solely at the will of the Company, the Employer or the Controlled Group Member and is subject to discharge at any time, with or without cause.

           7.6.  Severability
                 ------------
           If any provision of the Plans (including this Administrative Document) or the application thereof to any circumstance(s) or person(s) is held to be invalid by a court of competent jurisdiction, the remainder of the Plans (including this Administrative Document) and the application of such provision to any other circumstance(s) or person(s) shall not be affected thereby.

           7.7.  Adoption by Other Employers
                 ---------------------------
           Any Controlled Group Member may adopt either or both of the Plans (including this Administrative Document) with the consent of the Board, if the Controlled Group Member adopts or has adopted a Pension Plan and executes an instrument evidencing its adoption of either or both of the Plans on order of its board of directors and files a copy thereof with the Company. Such instrument of adoption may be subject to such terms and conditions as the Company's Board requires or approves.

           IN WITNESS WHEREOF, this Administrative Document, as amended and restated effective as of January 2, 1996, is executed on behalf of the Company by its authorized officer this ___st day of ____________, 1996, effective as of the Effective Date.

                                                     CALIBER SYSTEM, INC.



                                                     By:
                                                        ----------------